Lawsuits, Claims, Commitments and Contingencies	9 Months Ended
Sep. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Lawsuits, Claims, Commitments and Contingencies
Lawsuits, Claims, Commitments and Contingencies
In the normal course of business, we, or our subsidiary, are subject to lawsuits, environmental and other claims and other contingencies that seek, or may seek, among other things, compensation for alleged personal injury, breach of contract, property damage or other losses, punitive damages, civil penalties, or injunctive or declaratory relief.
On May 11, 2016 our predecessor company filed the Chapter 11 Proceeding. Our bankruptcy case was jointly administered with that of Linn Energy and its affiliates under the caption In re Linn Energy, LLC, et al., Case No. 16-60040. On January 27, 2017, the Bankruptcy Court approved and confirmed our plan of reorganization in the Chapter 11 Proceeding. On the Effective Date the plan became effective and was implemented. The Chapter 11 Proceeding will, however, remain pending until final resolution of all outstanding claims.
In March 2017, Wells Fargo Bank, N.A. (“Wells”), the administrative agent under the Pre-Emergence Credit Facility, filed a motion in the Bankruptcy Court seeking payment of post-petition default interest in the amount of approximately $14 million. On November 13, 2017 the court denied Wells’ motion. Wells filed a notice of appeal on November 27, 2017, but, on February 5, 2018, Wells voluntarily dismissed the appeal against us. As a result, the Bankruptcy Court’s ruling in our favor is final.
We accrue reserves for currently outstanding lawsuits, claims and proceedings when it is probable that a liability has been incurred and the liability can be reasonably estimated. Reserve balances at December 31, 2017 and December 31, 2016 were not material to our balance sheets as of such dates. We also evaluate the amount of reasonably possible losses that we could incur as a result of these matters. We believe that reasonably possible losses that we could incur in excess of reserves accrued on our balance sheet would not be material to our consolidated financial position or results of operations.
We have certain commitments under contracts, including purchase commitments for goods and services. At December 31, 2017, purchase obligations of approximately $6 million represented a commitment to invest at least $9 million to extend an existing access road in connection with our Piceance assets, provide access to an existing road or construct a new access road, or to pay 50% of the difference between $12 million and the actual amount spent on such access road construction prior to the end of 2019. If we do not obtain extensions for the road obligation, obtain access to an existing road or construct a new access road, we may trigger the payment obligation which, if we were unable to negotiate resolution, would reduce our capital available for investment. As of December 31, 2017 we had entered into agreements to purchase natural gas for our operations in 2018 for approximately $14 million.
We, or our subsidiary, or both, have indemnified various parties against specific liabilities those parties might incur in the future in connection with transactions that they have entered into with us. As of December 31, 2017, we are not aware of material indemnity claims pending or threatened against us.
We have entered into operating lease agreements mainly for office space. Lease payments are expensed as part of general and administrative expenses. At December 31, 2017, future net minimum lease payments for non-cancelable operating leases (excluding oil and natural gas and other mineral leases, utilities, taxes and insurance and maintenance expense) totaled:

Amount
(in thousands)
2018	$1,349
2019	1,141
2020	85
2021	87
2022	88
Thereafter	—
Total minimum lease payments	$2,750
Lawsuits, Claims, Commitments and Contingencies
In the normal course of business, we, or our subsidiary, are subject to lawsuits, environmental and other claims and other contingencies that seek, or may seek, among other things, compensation for alleged personal injury, breach of contract, property damage or other losses, punitive damages, civil penalties, or injunctive or declaratory relief.
On May 11, 2016 our predecessor company filed the Chapter 11 Proceeding. Our bankruptcy case was jointly administered with that of Linn Energy and its affiliates under the caption In re Linn Energy, LLC, et al., Case No. 16-60040. On January 27, 2017, the Bankruptcy Court approved and confirmed the Plan. On February 28, 2017, the Effective Date occurred and the Plan became effective and was implemented. A final decree closing the Chapter 11 Proceeding was entered September 28, 2018, with the Court retaining jurisdiction as described in the confirmation order and without prejudice to the request of any party-in-interest to reopen the case including with respect to certain, immaterial remaining matters.
We accrue reserves for currently outstanding lawsuits, claims and proceedings when it is probable that a liability has been incurred and the liability can be reasonably estimated. We have not recorded any reserve balances at September 30, 2018 and December 31, 2017. We also evaluate the amount of reasonably possible losses that we could incur as a result of these matters. We believe that reasonably possible losses that we could incur in excess of reserves accrued on our balance sheet would not be material to our consolidated financial position or results of operations.
We have certain commitments under contracts, including purchase commitments for goods and services. At September 30, 2018, purchase obligations of approximately $10 million included a commitment to invest at least $9 million to construct a new access road in connection with our Piceance assets or provide access to an existing road or to pay 50% of the difference between $12 million and the actual amount spent on such access road construction prior to the end of 2019. If we do not obtain extensions for the road obligation, provide access to an existing road or construct a new access road, we may trigger the payment obligation which, if we were unable to negotiate resolution, would reduce our capital available for investment. Also, as of September 30, 2018, we had entered into agreements to purchase natural gas for our operations in 2018 for approximately $4 million.
We, or our subsidiary, or both, have indemnified various parties against specific liabilities those parties might incur in the future in connection with transactions that they have entered into with us. As of September 30, 2018, we are not aware of material indemnity claims pending or threatened against us.
We have entered into operating lease agreements mainly for office space. Lease payments are generally expensed as part of general and administrative expenses. At September 30, 2018, future net minimum lease payments for non-cancelable operating leases (excluding oil and natural gas and other mineral leases, utilities, taxes and insurance and maintenance expense) totaled:

Amount
(in thousands)
2018	$362
2019	1,290
2020	316
2021	321
2022	326
Thereafter	229
Total minimum lease payments	$2,844